Commitments and contingent liabilities	12 Months Ended
Mar. 31, 2016
Commitments and contingent liabilities

23.    Commitments and contingent liabilities:

Purchase commitments—

The aggregate amount of payments for commitments outstanding at March 31, 2016, including commitments for purchase of property, plant and equipment and other assets is as follows:

Fiscal year ending March 31	Millions of yen
2017	¥119,520
2018	77,300
2019	21,963
2020	6,065
2021	3,060
Thereafter	230

Total	¥228,138

Loan commitments—

NTT Group provides the cash advance service accompanying credit cards and other loan services. Total outstanding credit lines related to loan commitments of them as of March 31, 2015 and 2016 were ¥217,205 million and ¥230,720 million, respectively.

Credit lines are not necessarily executed to the maximum amount because these contracts contain a clause to lower the credit lines if there are reasonable grounds.

Loans guaranteed, among other things—

Contingent liabilities at March 31, 2015 and 2016 for loans guaranteed, among other things, amounted to ¥70,825 million and ¥79,289 million, respectively.

At March 31, 2016, NTT Group had no material litigation or claims outstanding, pending or threatened against it, which would be expected to have a material adverse effect on NTT’s consolidated financial position or results of operations.